UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of the earliest event reported): September 28, 2010
Valeant Pharmaceuticals International, Inc.
(Exact name of registrant as specified in its charter)

Canada	001-14956	98-0448205
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

7150 Mississauga Road
Mississauga, Ontario
Canada	L5N 8M5
(Address of principal executive offices )	(Zip Code)
(905) 286-3000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note
On October 1, 2010, Valeant Pharmaceuticals International, Inc. (formerly Biovail Corporation), filed a Current Report on Form 8-K (the “Original 8-K”) to report the consummation on September 28, 2010, of the merger and certain other transactions contemplated by the Agreement and Plan of Merger, dated as of June 20, 2010, by and among Biovail Corporation (“Biovail”), Biovail Americas Corp., a wholly-owned subsidiary of Biovail (“BAC”), Beach Merger Corp., a wholly-owned subsidiary of BAC (“Merger Sub”), and Valeant Pharmaceuticals International (“Old Valeant”). Pursuant to the terms and conditions of the Merger Agreement, Merger Sub merged with and into Old Valeant, with Old Valeant surviving as a wholly owned subsidiary of BAC (the “Merger”). In connection with the Merger, Biovail was renamed “Valeant Pharmaceuticals International, Inc.” and is hereinafter referred to as the “Company.”
This Current Report on Form 8-K/A (this “Amendment”) amends Items 9.01(a) and 9.01(b) of the Original 8-K by providing the historical consolidated financial statements of Old Valeant and its subsidiaries required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K, which financial statements and information were not included in the Original 8-K.
Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of business acquired
The audited consolidated balance sheets of Old Valeant and its subsidiaries as of December 31, 2009 and 2008, and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2009, and the notes thereto, are filed as Exhibit 99.1 to this Amendment and are incorporated herein by reference.
The unaudited condensed consolidated balance sheet of Old Valeant and its subsidiaries as of June 30, 2010, and the unaudited condensed consolidated statements of operations and cash flows for the six-month periods ended June 30, 2010 and 2009, and the notes thereto, are filed as Exhibit 99.2 to this Amendment and are incorporated herein by reference.
(b) Pro Forma Financial Information
The unaudited pro forma condensed consolidated financial information for the year ended December 31, 2009 and for the six months ended June 30, 2010, is attached as Exhibit 99.3 to this Amendment and is incorporated herein by reference.
(d) Exhibits

Exhibit No.	Description of Exhibit
15.1	Awareness letter of Independent Registered Public Accounting Firm.
23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Audited consolidated balance sheets of Old Valeant and its subsidiaries as of December 31, 2009 and 2008, and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2009, and the notes thereto (incorporated by reference to the Annual Report on Form 10-K filed by Old Valeant (SEC File No. 1-11397) on February 24, 2010).
99.2	Unaudited condensed consolidated balance sheet of Old Valeant and subsidiaries as of June 30, 2010, and the unaudited condensed consolidated statements of operations and cash flows for the six-month periods ended June 30, 2010 and 2009, and the notes thereto (incorporated by reference to the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2010 filed by Old Valeant (SEC File No. 1-11397) on August 3, 2010).
99.3	Unaudited pro forma condensed consolidated financial information of the Company for the year ended December 31, 2009 and for the six months ended June 30, 2010, giving effect to the Company’s combination with Old Valeant.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.
Date: December 8, 2010	By:	/s/ Margaret Mulligan
Margaret Mulligan
Executive Vice President, Chief Financial Officer

Exhibit Index

Exhibit No.	Description

15.1*	Awareness letter of Independent Registered Public Accounting Firm.
23.1*	Consent of PricewaterhouseCoopers LLP.
99.1	Audited consolidated balance sheets of Old Valeant and its subsidiaries as of December 31, 2009 and 2008, and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2009, and the notes thereto (incorporated by reference to the Annual Report on Form 10-K filed by Old Valeant (SEC File No. 1-11397) on February 24, 2010).
99.2	Unaudited condensed consolidated balance sheet of Old Valeant and subsidiaries as of June 30, 2010, and the unaudited condensed consolidated statements of operations and cash flows for the six-month periods ended June 30, 2010 and 2009, and the notes thereto (incorporated by reference to the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2010 filed by Old Valeant (SEC File No. 1-11397) on August 3, 2010).
99.3*	Unaudited pro forma condensed consolidated financial information of the Company for the year ended December 31, 2009 and for the six months ended June 30, 2010.

*	Filed herewith

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